UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 8, 2011
PRESIDENTIAL LIFE CORPORATION (Exact Name of Registrant as Specified in Charter)
Delaware	0-5486	13-2652144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Lydecker Street, Nyack, New York	10960
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (845) 358-2300

N/A
(Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 8, 2011 the Board of Directors (the “Board”) of Presidential Life Corporation, reset the date of its annual meeting of shareholders from July 12, 2011 to August 24, 2011, and reset the record date for shareholders eligible to vote at the annual meeting of shareholders from May 20, 2011 to July 12, 2011.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

Description

99.1

           Press Release,  dated July 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDENTIAL LIFE CORPORATION

Date: July 8, 2011

By:    /s/ Donald L. Barnes

Donald L. Barnes, President and Duly Authorized Officer of the Registrant

Exhibit Index

Exhibit Number

                   Description

99.1                                         Press Release, dated July 8, 2011

Presidential Life Corporation

69 Lydecker Street

Nyack, NY 10960

845-358-2300

July 8, 2011

FOR IMMEDIATE RELEASE

For Information Contact:

P. B. “Pete” Pheffer

Presidential Life Corporation

(845) 358-2300 – Ext. 205

The Board of Directors of Presidential Life Corporation, Nyack, New York, has reset the date of its annual meeting of shareholders from July 12, 2011 to August 24, 2011, and has reset the record date for shareholders eligible to vote at the annual meeting of shareholders from May 20, 2011 to July 12, 2011.

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